      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 22, 2000

                                                    Registration No. 333-
                                                                         -------

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                    FORM S-8

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                          SILVERSTREAM SOFTWARE, INC.
             (Exact Name of Registrant as Specified in Its Charter)

DELAWARE                                                     04-3318325
(State or Other Jurisdiction of                           (I.R.S. Employer
Incorporation or Organization)                            Identification Number)

TWO FEDERAL STREET, BILLERICA, MA                               01821
(Address of Principal Executive Offices)                     (Zip Code)


                 AMENDED AND RESTATED 1997 STOCK INCENTIVE PLAN
                            (Full Title of the Plan)

                                DAVID A. LITWACK
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                           SILVERSTREAM SOFTWARE, INC.
                               TWO FEDERAL STREET
                              BILLERICA, MA 01821
                     (Name and Address of Agent for Service)

                                 (978) 262-3000
          (Telephone Number, Including Area Code, of Agent for Service)

                         CALCULATION OF REGISTRATION FEE

----------------------------- ----------------- ---------------------- --------------------- -----------------------
                                                      Proposed               Proposed
          Title of                                    Maximum                Maximum
         Securities                 Amount            Offering              Aggregate               Aount of
           to be                    to be              Price                 Offering             Registration
         Registered               Registered         Per Share                 Price                   Fee
----------------------------- ----------------- ---------------------- --------------------- -----------------------

Common Stock, $.001              2,500,000            $30.375(1)           $75,937,500(1)            $20,048
par value                         shares
----------------------------- ----------------- ---------------------- --------------------- -----------------------

(1) Computed in accordance with Rules 457(c) and (h) under the Securities Act of 1933, as amended, based upon the average of the high and low prices of the Common Stock as reported by the Nasdaq National Market on May 18, 2000.

                     STATEMENT OF INCORPORATION BY REFERENCE

         Except as otherwise set forth below, this Registration Statement on Form S-8 incorporates by reference the contents of the Registration Statement on Form S-8, File No. 333-85829, relating to the Registrant's Amended and Restated 1997 Stock Incentive Plan.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Billerica, Massachusetts on May 22, 2000.

                                     SILVERSTREAM SOFTWARE, INC.



                                     By:   /s/ David A. Litwack
                                           -------------------------------------
                                           David A. Litwack
                                           President and Chief Executive Officer


                        POWER OF ATTORNEY AND SIGNATURES

         We, the undersigned officers and directors of SilverStream Software, Inc. hereby severally constitute and appoint David A. Litwack and Craig A. Dynes, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-8 filed herewith and any and all subsequent amendments to said Registration Statement, and generally to do all such things in our names and behalf in our capacities as officers and directors to enable SilverStream Software, Inc. to comply with all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

      SIGNATURE                         TITLE                     DATE

/s/ David R. Skok          Chairman of the Board of Directors  May 22, 2000
---------------------
David R. Skok


/s/ David A. Litwack       President, Chief Executive          May 22, 2000
---------------------      Officer and Director (Principal
David A. Litwack           Executive Officer)


/s/ Craig A. Dynes         Vice President, Chief Financial     May 22, 2000
---------------------      Officer, Treasurer and Secretary
Craig A. Dynes             (Prinicipal Financial Officer and
                           Principal Accounting Officer)


/s/ Timothy Barrows        Director                            May 22, 2000
---------------------
Timothy Barrows


/s/ Richard A. D'Amore     Director                            May 22, 2000
---------------------
Richard A. D'Amore



---------------------      Director                            May __, 2000
Paul J. Severino

                                  EXHIBIT INDEX


EXHIBIT
NUMBER                             DESCRIPTION


4.1 (1) Second Amended and Restated Certificate of Incorporation of the Registrant.

4.2 (1)           Amended and Restated By-Laws of the Registrant.

4.3 (2)           Specimen Certificate for Common Stock of the Registrant.

5                 Opinion of Hale and Dorr LLP.

23.1              Consent of Hale and Dorr LLP (included in Exhibit 5).

23.2              Consent of Ernst & Young LLP.

24 Power of Attorney (included in the signature pages of this Registration Statement).

(1) Incorporated by reference to the Registrant's Registration Statement on Form S-1, as amended (File No. 333-94103).

(2) Incorporated by reference to the Registrant's Registration Statement on Form S-1, as amended (File No. 333-80553).